Exhibit 99.2
FIRST AMENDMENT TO CANADIAN REVOLVING CREDIT
AND SECURITY AGREEMENT

This First Amendment to Revolving Credit and Security Agreement (the “Amendment”) is made this 16th day of November, 2010 by and among Johnson Outdoors Canada Inc., a Canadian corporation, (the “Borrower”), the financial institutions which are now or which hereafter become a party hereto (collectively, the “Lenders” and each individually a “Lender”) and PNC Bank Canada Branch (“PNC”), as agent for Lenders (PNC, in such capacity, the “Agent”).

BACKGROUND

A.   On November 4, 2009, Borrower, National City Bank, Canada Branch as Lender, National City Bank, Canada Branch as Agent, and the Lenders entered into that certain Revolving Credit and Security Agreement (the “Loan Agreement”) to reflect certain financing arrangements between the parties thereto.  All capitalized terms not otherwise defined herein shall have the meaning ascribed thereto in the Loan Agreement.

B.   On November 6, 2009, National City Bank, Canada Branch changed its name to PNC Bank Canada Branch.  All references to the Agent and to “NCB” in the Loan Agreement shall be deemed to refer to PNC Bank Canada Branch.

C.   The Borrower has requested and the Agent has agreed, subject to the terms and conditions of this Amendment, to modify certain definitions and terms and conditions in the Loan Agreement.

NOW THEREFORE, with the foregoing background hereinafter deemed incorporated by reference herein and made part hereof, the parties hereto, intending to be legally bound, promise and agree as follows:

1.   Amendments to Loan Agreement.  Upon the Effective Date, the Loan Agreement shall be amended as follows:

    (a)   Definitions.

(i) The following definition contained in Article I of the Loan Agreement shall be amended and restated in its entirety as follows:

“Revolving Interest Rate” shall mean an interest rate per annum equal to (a) with respect to Base Rate Loans, the sum of the Alternate Base Rate plus the Applicable Margin, or (b) with respect to Eurodollar Rate Loans, the sum of Applicable Margin plus the Eurodollar Rate.

(ii)   The following definition will be added to Article I of the Loan Agreement:

“Applicable Margin” shall have the meaning set out for such term in the U.S. Loan Agreement (with all references to Domestic Rate Loans in the U.S. Loan Agreement deemed to be references to Base Rate Loans in the Loan Agreement).

                                 (b)   Section 2.1(b)(iii) of the Loan Agreement shall be amended and restated in its entirety as follows:

(iii)   Advances Against Eligible Dating Receivables Extended Terms.  Aggregate Advances against Eligible Dating Receivables hereunder and aggregate advances made on account of eligible dating receivables under the U.S. Loan Agreement due or outstanding more than 270 days from their original invoice date shall not exceed $1,000,000 at any time.

(c)   Section 3.2 of the Loan Agreement shall be amended and restated in its entirety as follows:

3.2   Facility Fee.  If, for any calendar quarter during the Term, the average daily unpaid balance of the Revolving Advances (and for purposes of this calculation, all Swing Loans advanced by PNC shall be treated as Revolving Advances) for each day of such calendar quarter does not equal the Maximum Revolving Advance Amount, then Borrower shall pay to Agent for the ratable benefit of Lenders a fee at a per annum rate equal to the Applicable Margin for Unused Line Fee (as set out in the U.S. Loan Agreement) on the amount by which the Maximum Revolving Advance Amount exceeds such average daily unpaid balance of Revolving Advances.  Such fee shall be payable to Agent in arrears on the first day of each calendar quarter with respect to the previous calendar quarter.

(d)   Section 13.1 of the Loan Agreement shall be amended and restated in its entirety as follows:

13.1   Term.  This Agreement, which shall inure to the benefit of and shall be binding upon the respective successors and permitted assigns of Borrower, Agent and each Lender, shall become effective on the date hereof and shall continue in full force and effect until November 16, 2014 (the “Term”) unless sooner terminated as herein provided.  Borrower may terminate this Agreement at any time upon ninety (90) days’ prior written notice upon payment in full of the Obligations.  Notwithstanding any other provision hereof, this Agreement shall terminate concurrently with the termination of the U.S. Loan Agreement.

2.   Representations and Warranties of Borrower.  The Borrower hereby:

(a)   reaffirms all representations and warranties made to Agent and Lenders under the Loan Agreement and all of the Other Documents and confirms that all are true and correct in all material respects as of the date hereof (except to the extent any such representations and warranties specifically relate to a specific date, in which case such representations and warranties were true and correct in all material respects on and as of such other specific date);

(b)   reaffirms all of the covenants contained in the Loan Agreement (as amended hereby) and all of the Other Documents, covenants to abide thereby until all Advances, Obligations and other liabilities of Borrower to Agent and Lenders under the Loan Agreement and all of the Other Documents of whatever nature and whenever incurred, are satisfied and/or released by Agent and Lenders;

(c)   represents and warrants that no Default or Event of Default has occurred and is continuing under the Loan Agreement or any of the Other Documents;

(d)   represents and warrants that it has the authority and legal right to execute, deliver and carry out the terms of this Amendment, that such actions were duly authorized by all necessary or corporate action, and that the officers executing this Amendment on its behalf were similarly authorized and empowered, and that this Amendment does not contravene any provisions of its certificate of incorporation or formation, operating agreement, bylaws,  or other formation documents, as applicable, or of any contract or agreement to which it is a party or by which any of its properties are bound; and

(e)   represents and warrants that this Amendment is valid, binding and enforceable in accordance with their respective terms, except as such enforceability may be limited by any applicable bankruptcy, insolvency, moratorium or similar laws affecting creditors’ rights generally.

3.   Conditions Precedent/Effectiveness Conditions.  This Amendment shall be effective upon the date of satisfaction of the following conditions precedent (“Effective Date”) (all documents to be in form and substance reasonably satisfactory to Agent and Agent’s counsel):

(a)   Agent shall have received this Amendment fully executed by the Borrowers;

(b)   Agent shall have received such other agreements, documents or information as requested in writing by Agent in its reasonable discretion; and

(c)   As of the date hereof, the aggregate of the Undrawn Availability under the Loan Agreement and the Undrawn Availability under the U.S. Loan Agreement, in each case after giving effect to the transactions contemplated herein, and in the First Amendment to the U.S. Loan Agreement entered into simultaneously herewith, shall be at least $10,000,000.

4.   Further Assurances.  Borrower hereby agrees to take all such actions and to execute and/or deliver to Agent and Lenders all such documents, assignments, financing statements and other documents, as Agent and Lenders may reasonably require from time to time, to effectuate and implement the purposes of this Amendment.

5.   Payment of Expenses.  Borrower shall pay or reimburse Agent and Lenders for its reasonable attorneys’ fees and expenses in connection with the preparation, negotiation and execution of this Amendment and the documents provided for herein or related hereto.

6.   Reaffirmation of Loan Agreement.  Except as modified by the terms hereof, all of the terms and conditions of the Loan Agreement, as amended, and all of the Other Documents are hereby reaffirmed and shall continue in full force and effect as therein written.

7.   Confirmation of Indebtedness.  Borrower confirms and acknowledges, subject to Section 2.8 of the Loan Agreement, that as of the close of business on November 15, 2010, Borrower was indebted to Agent and Lenders for the Advances under the Loan Agreement without any deduction, defense, setoff, claim or counterclaim, of any nature, in the aggregate principal amount of $0.0, due on account of Revolving Advances, plus all fees, costs and expenses incurred to date in connection with the Loan Agreement and the Other Documents.

8.   Miscellaneous.

                (a)    Third Party Rights.  No rights are intended to be created hereunder for the benefit of any third party done, creditor, or incidental beneficiary.

                (b)   Headings.  The headings of any paragraph of this Amendment are for convenience only and shall not be used to interpret any provision hereof.

                (c)   Modifications.  No modification hereof or any agreement referred to herein shall be binding or enforceable unless in writing and signed on behalf of the party against whom enforcement is sought.

                (d)   Governing Law.  The terms and conditions of this Amendment shall be governed by the laws of the Province of Ontario.

                (e)   Counterparts.  This Amendment may be executed in any number of and by different parties hereto on separate counterparts, all of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement.  Any signature delivered by a party by facsimile or pdf transmission shall be deemed to be an original signature hereto.

[signature page follows]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first above written.

JOHNSON OUTDOORS CANADA INC.

By: /s/ Donald P. Sesterhenn
Donald P. Sesterhenn, Treasurer and Secretary

PNC BANK CANADA BRANCH, as Collateral Agent and Administrative Agent
By: /s/ Michael Danby Name: Michael Danby Title: Assistant Vice President
PNC BANK CANADA BRANCH, as a Lender
By: /s/ Michael Danby Name: Michael Danby Title: Assistant Vice President
ASSOCIATED COMMERCIAL FINANCE, INC., as a Lender
By: /s/ Peter O. Strobel Name: Peter O. Strobel Title: Senior Vice President
THE PRIVATEBANK AND TRUST COMPANY, as a Lender
By: /s/ Mitchell B. Rasky Name: Mitchell B. Rasky Title: Managing Director
T.D. BANK, N.A., as a Lender
By: /s/ Jeffrey Saperstein Name: Jeffrey Saperstein Title: Vice President

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